SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[_] Preliminary Information Statement

[_] Confidential, for use of the Commission only as permitted by Rule 14c-6(e)(2)

[X] Definitive Information Statement

gRAND PERFECTA, INC.

(Name of Registrant as Specified in Its Charter)

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GRAND PERFECTA, INC.

21st Floor, South Tower, New Pier Takeshiba

1-16-1, Kaigan, Minato-ku, Tokyo, Japan 105-0022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

On January 14, 2016

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Grand Perfecta, Inc. (“Grand Perfecta”) on January 14, 2016, at 10:00 a.m., Japan standard time, at Grand Perfecta’s Tokyo office, located at New Pier Takeshieba South Tower 21st Floor, 1-16-1 Kaigan Minato-ku, Tokyo, Japan (the “Annual Meeting”). At the Annual Meeting, Grand Perfecta will submit the following proposals to its stockholders for approval:

1.	To elect seven directors for the ensuing year.
2.	To approve, on an advisory basis, the compensation of our named executive officers.
3.	To vote, on an advisory basis, on how frequently we should seek an advisory vote on the compensation of our named executive officers
4.	To ratify and approve the appointment of HJ & Associates, LLC, as Grand Perfecta’s independent registered accounting firm for the year ended December 31, 2015.
5.	To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Information Statement. Only holders of record of our common stock on November 27, 2015 (“the Record Date”) will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

The accompanying Information Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. The Board is not soliciting your proxy or consent in connection with the matters to be voted on. Stockholders who wish to vote on the proposals must attend the Annual Meeting and vote in person at the meeting or otherwise designate a proxy to attend the Annual Meeting and vote on their behalf.

Pursuant to 14a-16(a) (and as required by Rule 14c-2) of the regulations of the Securities and Exchange Commission (the “Commission”) and since Grand Perfecta is making information available through the Internet rather than utilizing the full-set delivery option, this Information Statement must be made available to stockholders at least 40 calendar days prior to the earliest date on which the matters discussed above may take effect and notice of internet availability hereof must be sent to stockholders at least 40 calendar days prior to the meeting date.

We are not asking you for a proxy and you are requested not to send us a proxy. However, stockholders are cordially invited to attend the meeting in person and the management of Grand Perfecta hopes that you will find it convenient to attend.

Sincerely, Masashi Takegaki, Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF GRAND PERFECTA’S

INFORMATION STATEMENT

This communication represents a notice to access a more complete Information Statement available on the Internet. We encourage you to access and review all of the important information contained in the Information Statement. Grand Perfecta’s Information Statement, Annual Report on Form 10-K, and the other meeting materials are available on the Internet at: https://www.iproxydirect.com/GPIW.

21st Floor, South Tower, New Pier Takeshiba

1-16-1, Kaigan, Minato-ku, Tokyo, Japan 105-0022

INFORMATION STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on January 14, 2016 at 10:00 a.m., Japan Standard Time

We Are Not Asking You for a Proxy and

You are Requested Not to Send Us a Proxy

December 2, 2015

We are furnishing this Information Statement to stockholders of Grand Perfecta, Inc., in connection with our Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournments or postponements thereof. We will hold the Annual Meeting on January 14, 2016, at 10:00 a.m. (Japan standard time), at our Tokyo office, located at New Pier Takeshieba South Tower 21st Floor, 1-16-1 Kaigan Minato-ku, Tokyo, Japan. Unless the context otherwise requires, references in this Information Statement to “Grand Perfecta,” the “Company,” “we,” “our” or “us” means Grand Perfecta, Inc., and its subsidiaries: LinkBit Consulting Co, Ltd., or LinkBit, Umajin Hong Kong Ltd., or Umajin HK, and Sports Perfecta, Inc.

The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Information Statement (including the Notice of Annual Meeting of Stockholders) are first being made available to stockholders beginning on or about December 2, 2015. The Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2015, including financial statements (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2015. (This Information Statement and the Annual Report are collectively referred to herein as the “Meeting Materials.”)

A notice of the Internet Availability of the Meeting Materials (“Notice”) will be mailed to stockholders on or about December 2, 2015, but no later than December 4, 2015. The Notice will instruct you as to how you may access and review all of the information contained in the Meeting Materials. You will not receive a printed copy of the Meeting Materials, unless you request a copy as instructed in the Notice.

Voting Securities and Vote Required.

Holders of record of our common stock and Series A Preferred Stock at the close of business on November 27, 2015 (the “Record Date”) will be entitled to vote on all matters. On the Record Date, we had 29,100,000 shares of common stock issued and outstanding and 100,000 shares of Series A Preferred Stock issued and outstanding, which represented our only classes of voting securities outstanding. The holders of shares of our common stock are each entitled to one vote per share. The holders of shares of our Series A Preferred Stock are each entitled to ten votes per share, so the 100,000 shares of Series A Preferred Stock represent 1,000,000 votes. Holders of the Series A Preferred Stock vote with the holders of common stock on all matters voted upon by the holders of common stock. Cumulative voting is not allowed in the election of directors or any of the proposals being submitted to the stockholders at the meeting.

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For the transaction of business at the Annual Meeting a quorum must be present. A quorum consists of a majority of the voting power of the shares entitled to vote at the meeting. The total voting power of the shares of common stock and Series A Preferred Stock entitled to vote at the Annual Meeting is 30,100,000. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Annual Meeting, we may choose to adjourn the meeting to a future time and date.

Four of our directors hold of record shares of common stock and Series A Preferred Stock representing a total of 22,122,668 votes, or 76.8% of the total votes that could be cast at the Annual Meeting, and each of these directors have advised Grand Perfecta that they intend to vote FOR the proposals presented at the meeting.

As to the election of directors under Proposal No. 1, each director is elected by a plurality of votes cast for the nominees at the Annual Meeting.

Proposal No. 2 (to approve, on an advisory basis, the compensation of our named executive officers) will be approved if a majority of the votes cast at the Annual Meeting vote in favor of such proposal. Proposal No. 2 is advisory in nature and non-binding on the Company. However, our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions on the compensation of our named executive officers.

Under Proposal No. 3 (to vote, on an advisory basis, on how frequently we should seek an advisory vote on the compensation of our named executive officers), our stockholders will vote on whether the frequency of the advisory vote on the compensation of our named executive officers should be one year, two years, or three years. The outcome of the advisory vote will be determined based on a plurality of the votes cast. Proposal No. 3 is advisory in nature and non-binding on the Company. However, our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions on the frequency of the advisory vote on the compensation of our named executive officers.

Proposal No. 4 (ratification of the appointment of our independent registered accounting firm) will be approved if a majority of the votes cast at the Annual Meeting vote in favor of such proposal. Proposal No. 4 is advisory in nature and non-binding on the Company. However, our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions on the Company’s independent auditor selection.

With respect to Proposal No. 5, which covers any other business as may properly come before the Annual Meeting or any adjournments thereof, the approval or disapproval of a motion on any such business will be determined by a majority of the votes cast at the Annual Meeting. As of the date hereof we do not know of any other matters that will come before the Annual Meeting.

No Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Nevada corporation have the right to dissent under Chapters 87 or 92A of the Nevada Revised Statutes.

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Information Statement or otherwise requested that any proposals be submitted to the stockholders at the Annual Meeting.

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Meeting Materials

In accordance with the rules and regulations of the SEC, instead of mailing a printed copy of this Information Statement and the Meeting Materials to each stockholder of record, the Company will furnish Meeting Materials to our stockholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the Meeting Materials. Instead, the Notice will instruct you as to how you may access and review all of the information contained in the Meeting Materials. If you would like to receive a printed copy of the Meeting Materials, and have not previously requested a paper copy of these materials, you should follow the instructions for requesting such materials included in the Notice.

As noted above, we are NOT soliciting proxies to vote at this Annual Meeting of Stockholders. Stockholders who wish to vote must either attend the meeting or on their own accord designate a proxy to attend the Annual Meeting and vote on their behalf.

If you are a stockholder of record, you may vote in person at the Annual Meeting and ballots will be distributed at the meeting. If you are not a stockholder of record, but own shares through a brokerage account or other nominee relationship, you must present authorization from the broker or nominee to cast your vote. A copy of your most recent brokerage account statement showing your ownership of the Company’s shares would be sufficient.

Cost of the Meeting

The Company is not soliciting proxies for this meeting and therefore the Company is not bearing the cost of soliciting any proxies. The Company is bearing the cost of preparing Meeting Materials, making the Meeting Materials available to stockholders, and of holding the Annual Meeting as described herein.

Forward-Looking Statements

This Information Statement may contain certain “forward-looking” statements as such term is defined by the Securities and Exchange Commission in its rules, regulations and releases, which represent the Company’s expectations or beliefs, including but not limited to, statements concerning the Company’s operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intent,” “could,” “estimate,” “might,” “plan,” “predict” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance, or achievements expressed or implied by any forward-looking statements. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors and matters described in this Information Statement. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Information Statement will in fact occur.

RECORD DATE AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Security Ownership of Management

As of the Record Date the Company had 29,100,000 shares of its common stock and 100,000 shares of its Series A Preferred Stock issued and outstanding. The Series A Preferred Stock is convertible t a total of 100,000 common shares. The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date by each person who is known to the Company as the beneficial holder of 5% of any class of the Company’s common stock, each person who serves as a director or an executive officer of the Company, and the number of shares beneficially owned by all of the Company’s directors and named executive officers as a group:

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5% Beneficial Owners (excluding officers and directors)	Number of Shares Beneficially Owned (1)	Percent of Class (1)

Kazuaki Goto (2) 34H One Legazpi Park 121 Rada st. Legazpi Village Manila Philippines	6,000,000	18.7

Directors and Officers

Shuya Watanabe (3)	14,100,000	48.3
Takashi Ozawa	6,600,000	22.7
Masashi Takegaki	-0-	-0-
Motonori Okai	-0-	-0-
Hideaki Takahashi	272,668	0.9
Akira Tanabe	1,250,000	4.3
Enrique Marchese	15,000	nil

All directors and named executive officers as a group (7 persons)	22,237,668	76.2

(1)          The Company believes that each stockholder has sole voting and investment power with respect to the shares of common stock listed, except as otherwise noted. The number of shares beneficially owned by each stockholder is determined under rules of the SEC, and the information is not necessarily indicative of ownership for any other purpose. Under these rules, beneficial ownership includes (i) any shares as to which the person has sole or shared voting power or investment power, and (ii) any shares that the individual has the right to acquire within 60 days after the Record Date through the exercise of any stock option, warrant, conversion of preferred stock or other right, but such shares are deemed to be outstanding only for the purposes of computing the percentage ownership of the person that beneficially owns such shares and not for any other person shown in the table. The inclusion herein of any shares of common stock deemed beneficially owned does not constitute an admission by such stockholder of beneficial ownership of those shares of common stock. All percentage calculations are based on 29,100,000 shares of common stock, together with 100,000 shares of its Series A Preferred Stock issued and outstanding on the Record Date.

(2)          Mr. Goto holds 3,000,000 shares of common stock, and an option to purchase an additional 3,000,000 common shares at a price of $1.00 per share that expires June 11, 2019.

(3)          The 100,000 shares of Series A Preferred Stock held by Mr. Watanabe are convertible to common stock at a rate of one share of common stock for one share of Series A Preferred Stock, and vote with the common stock on all matters submitted to the stockholders. Each share of Series A Preferred Stock has the voting power of 10 common shares.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information about our directors and executive officers:

Name	Age	Position

Shuya Watanabe	44	Chairman of the Board of Directors, Chief Executive Officer
Takashi Ozawa	43	President, Chief Operations Officer, Director
Masashi Takegaki	52	Chief Financial Officer, Secretary, Director
Motonori Okai	44	Director
Hideaki Takahashi	43	Director
Akira Tanabe	51	Director
Enrique Marchese	49	Director

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Shuya Watanabe, Chairman of the Board of Directors of the Company, Chief Executive Officer

Mr. Watanabe has served as a representative director of LinkBit for over the past five years, and became Chairman of the Board and Chief Executive Officer of Grand Perfecta at the time of the business reorganization in May 2012. Mr. Watanabe has spent most of his business career in the horse racing industry and, as a result, has substantial experience and industry contacts that are advantageous to the business of Grand Perfecta.

Takashi Ozawa, President, Chief Operations Officer, Director

Mr. Ozawa has served as a representative director of LinkBit for over the past five years, and became President, Chief Operations Officer and a Director of Grand Perfecta at the time of the business reorganization in May 2012. Mr. Ozawa has spent the last 20 years of his business career in the horse racing business working in the areas of racing media sales, product planning and development, and customer relations management, all of which management believes are valuable to the business of Grand Perfecta.

Masashi Takegaki, Chief Financial Officer, Secretary, Director

Mr. Takegaki has served as accounting section head and then accounting manager of LinkBit for over the past five years, and became a director of LinkBit in September 2013. He became Chief Financial Officer, Secretary and a Director of Grand Perfecta at the time of the business reorganization in February 2013. Mr. Takegaki has 18 years of experience in the areas of accounting and business tax in Japan, which management believes qualifies him to provide the financial accounting Grand Perfecta requires.

Motonori Okai, Director

Mr. Okai was a director of LinkBit from March 2010 to March 2012, and he became a director of Grand Perfecta at the time of the business reorganization in May 2012. Mr. Okai has served as a representative director of Umajin Japan since April 2012, of which he is also the sole owner. Umajin Japan is engaged in the business of collecting and disseminating information about horse racing in Japan. Mr. Okai attended and graduated from jockey school, which gave him the opportunity to develop many contacts and relationships in the horse racing industry that he has continued to develop over the years. His network of personal connections with officials and other figures in the horse racing industry is a significant resource that allows him to provide great insight on the service offerings and future development of our business.

Hideaki Takahashi, Director

Mr. Takahashi became a director of LinkBit in March 2010, to provide Internet and web related marketing and promotional services. He has served as the sole director of Umajin HK from June 2012 to the present. He became a director of Grand Perfecta at the time of the business reorganization in May 2012. Mr. Takahashi has 20 years of experience in developing and operating Internet content business enterprises, so his experience benefits Grand Perfecta with respect to promoting and delivering service to website customers.

Akira Tanabe, Director

Mr. Tanabe has served for over five years as the representative director of Clara Ltd., a company engaged in the restaurant business in Japan. He became a director of Grand Perfecta at the time of the business reorganization in May 2012. In December 2013 he founded Cheval Attache Co., Ltd., a company engaged in the business of offering computer content and application services. Mr. Tanabe has more than 25 years of experience in business and management in multiple consumer industries, including the beauty industry and restaurant industry, so he brings a broader business experience and operational acumen to management’s deliberations on developing Grand Perfecta’s business.

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Enrique Marchese, Director

Mr. Marchese is the founder and CEO of Lares Loreno Private Capital, a boutique merger and acquisition advisory firm that began operation in 2014. From 2009 to the formation of Lares Loreno, Mr. Marchese was an independent consultant on mergers, acquisitions, and financing. Mr. Marchese began his investment banking career at Donaldson, Lufkin & Jenrette in 1996 and subsequently held positions at Merrill Lynch and Deutsche Bank. Mr. Marchese graduated with an M.B.A. from the Booth School at the University of Chicago and holds a B.S. from the United States Naval Academy. Mr. Marchese has substantial experience in the investment banking and finance industry that is beneficial to management’s budgetary process and planning for financing opportunities.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

The following table sets forth the cash and other compensation paid by the Company to our named executive officers for the years ended July 31, 2015 and 2014.

Name and Principal Position	Year	Salary ($)	Total ($)

Shuya Watanabe	2015	807,290	807,290
Chief Executive Officer	2014	891,000	891,000

Takashi Ozawa	2015	699,652	699,652
Chief Operations Officer	2014	772,200	772,200

Masashi Takegaki	2015	129,166	129,166
Chief Financial Officer	2014	118,800	118,800

Narrative Discussion of Compensation Table

The Board of Directors determines directors’ and officers’ salaries annually or as circumstances may otherwise warrant, usually in the month of October each year. Compensation decisions are based on a number of considerations. Some of the relevant factors considered in any given year may include:

•	Risk associated with serving as an officer or director;
•	The budget for the next year and the portion of the budget allocated to compensation;
•	Performance of the Company in the prior year, and the contribution of an officer to Company success;
•	Company goals for the coming year and incentivizing officers with compensation; and
•	The level of compensation customary in Japan for executives performing similar functions in companies of similar size or in the same industry.

Employee Benefit and Incentive Plans

We do not have any benefit or incentive plans for our executive officers.

Director Compensation

The following table sets forth the cash and other compensation paid by the Company to our non-employee Directors for the years ended July 31, 2015 and 2014.

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Name	Year	Cash Fees ($)	Total ($)

Motonori Okai	2015	-0-	-0-
	2014	-0-	-0-

Hideaki Takahashi (1)	2015	107,639	107,639
	2014	118,800	118,800

Akira Tanabe	2015	-0-	-0-
	2014	-0-	-0-

Enrique Marchese (2)	2015	30,000	30,000
	2014	6,833	6,833

(1) The amount paid to Mr. Takahashi is compensation for his services as a director of LinkBit and the sole director of Umajin HK.

(2) Mr. Marchese became a director of Grand Perfecta in May 2014. For his services as a director he is paid an annual fee of $30,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

LinkBit made advances in prior periods to Shuya Watanabe that resulted in a total obligation of JPY175,442,002 (approximately US$1,474,000) at March 2, 2015. Mr. Watanabe settled this obligation by assigning to LinkBit a note (the “Secured Note”) payable to him in the principal amount of JPY181,720,000 (approximately US$1,536,000) secured by 1,400,000 shares of Grand Perfecta common stock. LinkBit is obligated to pay to Mr. Watanabe any amount it collects in excess of excess of the JPY175,442,002 (approximately US$1,421,000 at July 31, 2015). The Secured Note was issued to Mr. Watanabe by Umajin Japan, a company owned and controlled by Motonori Okai, a Director of Grand Perfecta, and was payable in three annual equal installment of principal plus accrued interest on the last day of February beginning with February 2016. Compounding interest accrues quarterly on the Secured Note at the minimum mid-term quarterly rate published from time to time by the US Internal Revenue Service. Effective November 2, 2015, the Company, LinkBit, and Umajin Japan entered into a Note Payment and Satisfaction Agreement. Under this agreement the Secured Note (including all accrued interest) was settled in full and the 1,400,000 shares of the Company’s common stock pledged as security were surrendered to the Company and canceled.

Shuya Watanabe has made advances to LinkBit that totaled JPY102,705,904 (approximately US$832,000) at July 31, 2015. There is no stated interest on the advances and no stated maturity date.

LinkBit made advances in prior periods to Motonori Okai that resulted in a total obligation of JPY10,000,000 (approximately US$83,000) at March 6, 2015, that Mr. Okai paid in full with cash at that time. Mr. Okai is the responsible director and sole owner of Umajin Japan, which received advances from LinkBit in prior periods that totaled JPY34,404,442 (approximately US$337,000) at July 31, 2014, and JPY60,228,650 (approximately US$488,000) at July 31, 2015. In November 2015, LinkBit sold the receivable to a third party at a price of JPY59,626,363 (approximately US$483,000).

LinkBit has an ongoing commercial relationship with Umajin Japan (of which Mr. Okai is a director and the sole owner), LinkBit purchases information and data from Umajin Japan. Payments to Umajin Japan were JPY144,444,456 (approximately US$1,242,000) in fiscal year 2015 and JPY147,467,776 (approximately US$1,460,000) in fiscal year 2014. We expect this same commercial relationship will continue for the fiscal year ending July 31, 2016.

LinkBit made advances in prior periods to Takashi Ozawa that resulted in a total obligation of JPY1,206,488 (approximately US$10,000) at February 26, 2015, that Mr. Ozawa paid in full with cash at that time. Mr. Ozawa made an advance to LinkBit in the amount of JPY20,000,000 (approximately US$170,000) on January 22, 2015. There is no stated interest on the advance and it is payable on demand.

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Akira Tanabe is the representative director of Clara Ltd., which has made advances to LinkBit that totaled JPY150,000,000 (approximately US$1,215,000). The interest rate on the advances is 1% per annum, and is due upon demand. At July 31, 2015, the principal balance of the advance outstanding was JPY150,000,000 (approximately US$1,215,000). Interest payments to Clara Ltd. for fiscal year 2015 totaled JPY1,500,000 (approximately US$13,000) and for fiscal year 2014 totaled JPY1,500,000 (approximately US$15,000).

Additionally, LinkBit is a party to a services agreement with Cheval Attache Co., Ltd. (of which Mr. Tanabe is a representative director) dated August 2014. Cheval Attache delivers services relating to content and application development. LinkBit pays a monthly fee of JPY1,000,000 (approximately US$9,000) to Cheval Attache. During fiscal year 2015 a total of JPY12,000,000 (approximately US$103,000) in service fees was paid to Cheval Attache.

DIRECTOR INDEPENDENCE AND CORPORATE GOVERNANCE

Director Independence

Our common stock is not quoted or listed on any national exchange or interdealer quotation system with a requirement that a majority of our board of directors be independent and therefore, the Company is not subject to any director independence requirements. Under NASDAQ Rule 5605(a)(2)(A), a director is not considered to be independent if he or she also is an executive officer or employee of the corporation or if there have been certain transactions between the Company and the director or another company with which the director is affiliated. Under these standards Enrique Marchese is the only director that the Board of Directors has determined is an independent director.

Committees of the Board of Directors; Financial Expert

Currently we do not have any standing committees of the Board of Directors. Until such time as formal committees are established, our Board of Directors will perform some of the functions associated with a nominating committee and a compensation committee, including reviewing all forms of compensation provided to our executive officers, directors, consultants, and employees, including stock compensation. The Board will also perform the functions of an audit committee until we establish a formal audit committee. At present Grand Perfecta does not have a financial expert serving on the Board within the meaning of Item 407(d)(5)(ii) of Regulation S-K. The Board of Directors believes a financial expert would be advantageous and expects it will pursue a process for recruiting a financial expert to serve on the Board.

Meetings of the Board; Attendance at the Annual Meeting

The Board of Directors held 13 formal in-person or telephonic meetings during the fiscal year ended July 31, 2015. Aside from Mr. Marchese, the incumbent directors each attended at least 75% of the board meetings held during fiscal year 2015. In addition, regular communications were maintained throughout the year among all of the officers and directors of the Company.

Board members are not required to attend the Annual Meeting. Due to the logistics of holding the Annual Meeting in Japan, the Company does not expect all of the current Board members to attend the Annual Meeting.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Board Chairman as the Board believes it is in the best interests of Grand Perfecta to make that determination based on the position and direction of the Company and the membership of the Board. Shuya Watanabe serves as our Chief Executive Officer and Chairman of the Board. As Chief Executive Officer, Mr. Watanabe is involved in our day-to-day operations as well as providing strategic guidance on our operations and business strategy. The Board believes Mr. Watanabe’s experience, knowledge, and connections in the horse racing industry and in Japan and Asia are valuable in his operational role as Chief Executive Officer, as well as in his oversight role as Chairman at the Board level.

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Board’s Role in Risk Oversight

While management is charged with the day-to-day management of risks that Grand Perfecta faces, the Board of Directors has been responsible for oversight of risk management. The full Board has responsibility for general oversight of risks facing the Company. Specifically, the Board of Directors reviews and assesses the adequacy of Grand Perfecta’s risk management policies and procedures with regard to identification of Grand Perfecta’s principal risks, both financial and non-financial, and reviews updates on these risks from the Chief Financial Officer and the Chief Executive Officer. The Board of Directors also reviews and assesses the adequacy of the implementation of appropriate systems to mitigate and manage the principal risks.

Review of Transactions with Related Persons

Our bylaws provide that no contract or transaction with one or more of our directors or officers, or between us and any other corporation, firm, association, or other organization in which one or more of our directors or officers are directors or officers or are financially interested, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee that authorizes or approves the contract or transaction, or because their votes are counted for such purpose, provided that:

•	the material facts as to his, her, or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and noted in the minutes, and the Board of Directors or committee, in good faith, authorizes the contract or transaction in good faith by the affirmative vote of a majority of disinterested directors, even though the disinterested directors are less than a quorum;

•	the material facts as to his, her, or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved or ratified in good faith by the majority of shares entitled to vote, counting the votes of the common or interested directors or officers; or

•	the contract or transaction is fair as to Grand Perfecta as of the time it is authorized or approved.

Under our Code of Ethics, a director has an obligation to disclose to the Board of Directors or appropriate committee any situation that may present a conflict of interest between the director and Grand Perfecta.

Code of Ethics and Business Conduct

We adopted a Code of Ethics and Business Conduct (the “Code of Conduct”) that applies to all of our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Conduct establishes standards and guidelines to assist our directors, officers, and employees in complying with both the Company’s corporate policies and with the law, and is posted at our website: www.g-perfecta.com. Additionally, we will provide to any person, without charge, a copy of the Code of Conduct upon written or oral request directed to: Corporate Secretary (Mr. Takegaki), Grand Perfecta, Inc., 21st Floor, South Tower, New Pier Takeshiba, 1-16-1, Kaigan, Minato-ku, Tokyo, Japan 105-0022, telephone +81-3-3436-4577.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (1934 Act) requires Grand Perfecta’s directors and officers and any persons who own more than ten percent of Grand Perfecta’s equity securities, to file reports of ownership and changes in ownership with the SEC. All directors, officers and greater-than-ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed. Based solely on our review of the copies of Forms 3 and 4, and any amendments thereto furnished to us during the fiscal year completed July 31, 2015, and subsequently, we believe that during our 2015 fiscal year all filing requirements applicable to our officers, directors, and greater-than-ten-percent stockholders were complied with.

Stockholder Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Grand Perfecta, Inc., 21st Floor, South Tower, New Pier Takeshiba, 1-16-1, Kaigan, Minato-ku, Tokyo, Japan 105-0022. The Corporate Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular director, the communication will be forwarded to a Board member to bring to the attention of the Board. The Corporate Secretary will review all communications before forwarding them to the appropriate Board member.

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NOMINATION PROCESS AND STOCKHOLDER PROPOSALS

Nomination of Potential Directors

Grand Perfecta has not established a nominating committee, so nominations are made by the Board of Directors. Grand Perfecta believes that this is appropriate in light of the fact that Grand Perfecta remains a smaller reporting company with a majority of the total voting power of its voting securities held by the current members of the Board.

Each of the seven nominees now serves as a director and was approved for inclusion on our slate of directors by the entire Board. Each nominee has indicated a willingness to serve as a director for the ensuing year. Shuya Watanabe, a nominee, is Chairman of the Board and Chief Executive Officer. Takashi Ozawa, a nominee, is President and Chief Operations Officer. Masashi Takegaki, a nominee, is Chief Financial Officer and Secretary.

The Board will consider the nomination of all persons proposed to the Board by the Stockholders. Any stockholder who desires to submit for Board consideration a nomination of a person to stand for election of directors at the next annual meeting of the stockholders at which directors are to be elected must submit the nomination to Grand Perfecta’s corporate secretary by the date mentioned below under the section, “Submitting A Stockholder Proposal for Inclusion in the 2017 Annual Meeting Proxy or Information Statement.”

The Board of directors is responsible for reviewing the requisite skills and characteristics of new nominees for election as directors, as well as the composition of the Board as a whole. We believe that the minimum qualifications for serving as a director are that a nominee demonstrates an ability to make a meaningful contribution to the Board’s oversight of Grand Perfecta’s business and affairs and have an unsullied reputation with respect to ethical conduct. Taking into account their diversity, skills, and experience in the context of the needs of the Board, as well as other relevant factors such as conflicts of interest and other commitments, nominees for director may include individuals who would enhance or hinder the Board’s ability to manage and direct Grand Perfecta’s affairs and business. Although we do not have a formal policy on diversity for board members, it is a factor in assessing potential board members. Diversity not only encompasses racial and gender diversity, but it also relates to diversity of experience and background in an effort to ensure that the composition of our Board provides a strong and well balanced foundation of skill and experience.

Addressing Proposals from Stockholders at the Annual Meeting

Our Bylaws provide that at any annual meeting of stockholders only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the Notice of Meeting given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, including the nomination of a person for election as a director, the stockholder must have given timely notice thereof in writing to the corporate Secretary of Grand Perfecta. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of Grand Perfecta not more than five business days after the giving of notice to the stockholders of the date and place of the annual meeting. A stockholder's notice to the Secretary shall state as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and record address of the stockholder proposing such business;

•	the class and numbers of shares of Grand Perfecta, which are beneficially owned by the stockholder; and

•	any material interest of the stockholder in such business.

Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures described above.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, all seven Grand Perfecta directors will be elected to serve until the annual meeting of shareholders in the year 2017. The Board nominates for election as directors:

Shuya Watanabe	Hideaki Takahashi
Takashi Ozawa	Akira Tanabe
Masashi Takegaki	Enrique Marchese
Motonori Okai

These nominees have been selected and nominated for election by the Board of Directors, and will be elected by a plurality of the votes cast. Any shares not voted, whether by abstention or otherwise, have no impact on the vote.

The Board of Directors recommends a vote “for” the election of each of the nominees listed above.

PROPOSAL NO. 2

ADVISORY VOTE ON NAMED

EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Exchange Act, which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Information Statement in accordance with the SEC’s rules. We do not have a compensation committee. Our Board of Directors reviews and approves the compensation of our Chief Executive Officer and other executive officers.

Our named executive officer compensation program is designed to attract, motivate, and retain our named executive officers, who are critical to our success, while working within the available resources. Our practice is to provide total compensation that attracts, retains, and incentivizes the management talent needed to execute our business strategies, and that promotes both our short and long-term objectives. Achievement of both short- and long-term objectives and goals is rewarded through cash incentives. These incentives are based on business and financial objectives considered by the Board of Directors to be important to the Company and its stockholders, including execution of growth strategies, generation of earnings growth, and return on capital investments. The Board of Directors believes that it has taken a responsible approach to compensating our named executive officers whereby our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders. Please read the “Executive Compensation” section of this Information Statement for additional details about our named executive compensation program.

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We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Information Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Information Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Information Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The say-on-pay vote is advisory, and therefore not binding on the Company or our Board of Directors. Our Board of Directors value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

The vote required for approval of the compensation of our named executive officers is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

The Board of Directors recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this Information Statement.

PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF THE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as added by the Dodd-Frank Act, also enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers. The ballot we will use at the Annual Meeting provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors. You may cast your vote on your preferred voting frequency by choosing the option of once every year (“1 year”), once every two years (“2 years”), once every three years (“3 years”), or you may abstain from voting. The purpose of this proposal is to assess stockholder preferences on the frequency of future advisory votes on executive compensation, and as such, there will be no approval or adoption of a resolution establishing the frequency of future advisory votes on executive compensation.

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore your Board of Directors recommends that you vote for a 3-year frequency for the advisory vote on executive compensation.

In formulating its recommendation, our Board of Directors considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short-term and long-term Company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. You may choose from the following alternatives: every year, every two years, or every three years, or you may abstain. The option of 1 year, 2 years, or 3 years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. While the Board of Directors will consider our stockholders’ preference as reflected in the vote on this proposal in determining how frequently the advisory vote on executive compensation occurs in the future, our Board of Directors will have the discretion to determine the actual frequency at which the required advisory stockholder vote on the compensation of our named executive officers will be conducted, because the vote on such frequency is only advisory and non-binding. The Board of Directors’ determination on the actual frequency of such vote will be disclosed in a Form 8-K to be filed in accordance with the rules of the SEC.

The Board of Directors recommends that the stockholders vote “FOR” a

Three-year frequency for the advisory vote on executive compensation.

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PROPOSAL NO. 4:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected the accounting firm of HJ & Associates, LLC (“HJ & Associates”) to serve as our independent registered public accounting firm for the 2016 fiscal year. We are asking our stockholders to ratify the selection of HJ & Associates as our independent registered public accounting firm. To the Company’s knowledge, a representative from HJ & Associates is not expected to be present at the Annual Meeting.

Ratification of the selection of HJ & Associates is not required by our bylaws or otherwise. The Board is submitting the selection to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Board of directors will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Board of Directors in its discretion may select a different registered public accounting firm at any time after the annual meeting if it determines such a change would be in the interests of Grand Perfecta and its stockholders.

Fees Billed By Independent Accounting Firm

The aggregate fees billed by to the Company by HJ & Associates for each of the last two fiscal years for professional fees are as follows:

	2015	2014
Audit fees	$223,950	$218,870
Audit related fees	-0-	-0-
Total audit and related fees	223,950	218,870

Other consulting fees	-0-	-0-
Tax fees	740	-0-
Total fees	$224,690	$218,870

Audit Fees and audit related fees are amounts billed for professional services that HJ & Associates provided for the audit of our annual financial statements, review of the financial statements included in our reports on 10-Q, and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pre-Approval Policies and Procedures

The Board of directors is responsible for the appointment, compensation, retention, and oversight of the independent public accountants, and pre-approves all audit services and permissible non-audit services to be provided to the Company by the independent public accountants. The Board may consult with management in the decision-making process, but may not delegate this authority to management. The Board may delegate its authority to pre-approve services to one or more directors, provided that the designees present the pre-approvals to the full Board at the next Board meeting.

The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required to ratify the selection of HJ & Associates. Any shares not voted, whether by abstention or otherwise, have no impact on the vote.

The Board of Directors recommends that you vote for this proposal.

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ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Annual Report

Available with this Information Statement (and available on the Internet as stated above) is our 2015 Annual Report on Form 10-K, which also serves as out 2015 Annual Report to Stockholders.

Information Available

Our corporate website is http://www.g-perfecta.com. We make available on this website, free of charge, access to our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Information Statement on Schedule 14C and amendments to those materials filed or furnished pursuant to Section 13(a) of the Exchange Act as soon as reasonably practicable after we electronically submit such material to the SEC. The SEC makes available on its website, free of charge, reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. The SEC’s website is http://www.sec.gov.

Delivery of Documents to Security Holders Sharing an Address

If hard copies of the materials are requested, we will send only one set of the Meeting Materials to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Meeting Materials to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Meeting Materials, to the Company at Corporate Secretary, Grand Perfecta, Inc., 21st Floor, South Tower, New Pier Takeshiba, 1-16-1, Kaigan, Minato-ku, Tokyo, Japan 105-0022, telephone +81-3-3436-4577.

If multiple stockholders sharing an address have received one copy of the Meeting Materials or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send mail or e-mail (ir@g-perfecta.com) notification to the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Meeting Materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or e-mail (ir@g-perfecta.com) to the Company’s principal executive offices.

A copy of our Form 10-K for the year ended July 31, 2015, will be provided, without charge, to any person to whom this Information Statement is delivered upon written or oral request of such person and by first class mail or other equally prompt means within one business day of such request.

SUBMITTING A STOCKHOLDER PROPOSAL FOR INCLUSION IN THE

2017 ANNUAL MEETING PROXY OR INFORMATION STATEMENT

Stockholder proposals may be submitted for inclusion in our proxy or information statement for the annual meeting we expect to hold in January 2017, but must be received no later than 5:00 p.m. PST on Tuesday, August 4, 2016, to be so included. Proposals should be sent via registered, certified, or express mail to: Corporate Secretary, Grand Perfecta, Inc., 21st Floor, South Tower, New Pier Takeshiba, 1-16-1, Kaigan, Minato-ku, Tokyo, Japan 105-0022.

The above notice and Information Statement are sent by order of the Board of Directors.

Shuya Watanabe, Chief Executive Officer December 2, 2015

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